UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

SOLITARIO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-50602	84-1285791
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (303) 534-1030

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-

          2(b))

[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

          On October 5, 2004 Solitario Resources Corporation ("Solitario") engaged Ehrhardt Keefe Steiner and Hottman, PC ("Ehrhardt") as its independent registered public accounting firm.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
SOLITARIO RESOURCES CORPORATION (Registrant) /s/ James R. Maronick (Signature) James R. Maronick, Chief Financial Officer

Dated: October 07, 2004